EXHIBIT 23


CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS






    To the Shareholders of
       ALLTEL Corporation:


    As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements, File Nos. 2-99523, 33-35343, 33-48476, 33-54175, 33-56291 and 33-65199.



                                               /s/ARTHUR ANDERSEN LLP
                                                  ARTHUR ANDERSEN LLP



    Little Rock, Arkansas,
    February 11, 1998.


                                       31